UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 11, 2026
JLL Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

Earnings Call Press Release

On May 11, 2026, JLL Income Property Trust, Inc. issued a press release announcing it will hold a public earnings call on Wednesday, May 13, 2026 at 9:00 A.M. CT to review first quarter 2026 operating and financial results.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by JLL Income Property Trust, Inc. on May 11, 2026, regarding the public earnings call to be held on May 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JLL INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: May 12, 2026

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by JLL Income Property Trust, Inc. on May 11, 2026, regarding the public earnings call to be held on May 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)